COPY OF PURCHASER'S CHECK

SECTION 83(b) ELECTION

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]

[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1. TAXPAYER'S NAME:

TAXPAYER'S ADDRESS:

SOCIAL SECURITY NUMBER:

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of ______________________________ Gas and Oil Technologies, Inc., a Delaware corporation (the "Company") which were transferred upon exercise of an option by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was _______________, _____ and this election is made for calendar year _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7. The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: ------------------------ ---------------------------------------- Taxpayer's Signature